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                                                                   Exhibit 10.1

                             Subscription Agreement





First United States Corporation
4261 Northside Drive
Atlanta, Georgia  30327

Attn:  Cameron Adair, Chairman and Chief Executive Officer

         Re:  Prospectus, dated __________, 2003

Dear Mr. Adair:

         The undersigned investor ("Investor") in this Subscription Agreement ("Agreement") hereby acknowledges receipt of the prospectus ("Prospectus"), dated ___________, 2003, of First United States Corporation ("UNITED STATES"), a Delaware corporation, and subscribes for the following number of units upon the terms and conditions set forth in the Prospectus. The Investor agrees that this Agreement is subject to acceptance by UNITED STATES, to availability and to certain other conditions.

         The Investor hereby subscribes for _______ units of UNITED STATES' securities at $5.25 per unit, for an aggregate purchase price of $____________. Enclosed is the Investor's check made payable to the "Riggs Bank, N.A./First United States Corporation Escrow Account" and has been forwarded to the escrow account in the self-addressed stamped envelope that has been provided for convenience. The Investor may also elect to submit his subscription funds to the escrow account VIA wire transfer as provided in this Agreement.


                                                ACCEPTED AND AGREED:



                                                -------------------------------
                                                Signature of Investor



                                                -------------------------------
                                                Print Full Name


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Subscription Agreement
Page 2



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                                                Street Address



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                                                City, State, Zip



                                                -------------------------------
                                                Area Code and Telephone Number




                                                ACCEPTED AND AGREED:

                                                FIRST UNITED STATES CORPORATION



                                                By: ____________________________
                                                    Cameron Adair
                                                    Chairman of the Board






WIRING INSTRUCTIONS:

First United States Corporation Escrow Account
Riggs Bank, N.A.
Washington, D.C.  20006
ABA No. 054000030
Account No. 25-616-178